SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                           CURRENT REPORT PURSUANT TO
                             SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): June 1, 2006


                               SAPIENT CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


        0-28074                                         04-3130648
(Commission File Number)                  (I.R.S. Employer Identification No.)

        25 First Street
          Cambridge, MA                                      02141
(Address of Principal Executive Offices)                   (Zip Code)


                                 (617) 621-0200
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))


[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c)

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

         On June 1, 2006, the Board of Directors of Sapient Corporation (the "Corporation") appointed Hermann Buerger as a Director of the Corporation. Mr. Buerger will also serve as chairman of the Corporation's audit committee. The press release announcing Mr. Buerger's appointment is attached as Exhibit 99.1 to this Current Report on Form 8-K.

         Also on June 1, 2006, J. Stuart Moore resigned as co-Chief Executive Officer of the Corporation. Mr. Moore will continue to serve as co-Chairman of the Board of Directors of the Corporation. The press release announcing Mr. Moore's resignation is attached as Exhibit 99.2 to this Current Report on Form 8-K.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         (d)  Exhibits.

     99.1 Press Release issued by Sapient Corporation on June 6, 2006 announcing the appointment of Hermann Buerger as a Director of the Corporation.

     99.2 Press Release issued by Sapient Corporation on June 2, 2006 announcing the resignation of J. Stuart Moore as co -Chief Executive Officer of the Corporation.



                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  June 7, 2006       SAPIENT CORPORATION
                          (Registrant)



                          By:  /s/ Kyle A. Bettigole
                          ------------------------------------------
                                Kyle A. Bettigole
                               Assistant Secretary